UNDISCOVERED MANAGERS FUNDS

JPMorgan Realty Income Fund

(Institutional Class, Class A, Class C, and Class R5 Shares)

Supplement dated November 5, 2015

to the Prospectuses and Summary Prospectuses dated December 29, 2014, as supplemented

Effective immediately, the portfolio manager information for the JPMorgan Realty Income Fund in the section titled “Management” in the Fund’s “Risk/Return Summary” will be deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jason Ko, CFA	2009	Executive Director

In addition, the second paragraph in the section titled “The Funds’ Management and Administration — JPMIM, Sub-Adviser and Portfolio Managers — Realty Income Fund” will be deleted in its entirety and replaced with the following:

Jason Ko, Executive Director of JPMIM, is responsible for the portfolio management of the Fund. An employee since 2002, Mr. Ko covers REITs for the U.S. Equity Group. Previously, he worked as a research associate focusing on REITs and cyclicals sectors and as an investment assistant in the U.S. Equity Group. He holds a B.S. in electrical engineering and a B.A. in economics from Brown University. He is also a CFA charterholder.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES AND SUMMARY PROSPECTUSES FOR FUTURE REFERENCE

SUP-RINC-1115